UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being provided by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO) does not relate to, and is not filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 1.01	Entry into a Material Definitive Agreement
KCP&L Receivables Facility

KCP&L, Kansas City Power & Light Receivables Company (“Receivables Company”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Agent”) and Victory Receivables Corporation (the “Purchaser”) are parties to a certain Receivables Sale Agreement, dated as of July 1, 2005, as previously amended (as amended, the “RSA”).  Pursuant to the RSA and associated agreements, KCP&L sells all of its retail electric accounts receivable to its wholly-owned subsidiary, Receivables Company, which in turn sells an undivided percentage ownership interest in the accounts receivable to the Purchaser.

On September 9, 2015, the parties entered into an Amendment (the “Amendment”) to the RSA.  The Amendment, among other things, extends the termination date of the RSA from September 9, 2015 to September 9, 2016.

The Agent and an affiliate of the Agent are lenders under revolving credit agreements with Great Plains Energy, KCP&L and GMO aggregating to $1.25 billion.  Affiliates of the Agent serve as trustee or paying agent for $448 million of GMO’s secured and unsecured debt. The Agent and certain of its affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to Great Plains Energy, KCP&L and their affiliates in the ordinary course of business for which they have received and may in the future receive customary compensation.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1, and is incorporated by reference herein.

GMO Receivables Facility

GMO, GMO Receivables Company (“Receivables Company”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Agent”) and Victory Receivables Corporation (the “Purchaser”) are parties to a certain Receivables Sale Agreement, dated as of May 31, 2012 (the “RSA”).  Pursuant to the RSA and associated agreements, GMO sells all of its retail electric and steam accounts receivable to its wholly-owned subsidiary, Receivables Company, which in turn sells an undivided percentage ownership interest in the accounts receivable to the Purchaser.

On September 9, 2015, the parties entered into an Amendment (the “Amendment”) to the RSA.  The Amendment, among other things, extends the termination date of the RSA from September 9, 2015 to September 9, 2016.

The Agent and an affiliate of the Agent are lenders under revolving credit agreements with Great Plains Energy, KCP&L and GMO aggregating to $1.25 billion.  Affiliates of the Agent serve as trustee or paying agent for $448 million of GMO’s secured and unsecured debt.  The Agent and certain of its affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to Great Plains Energy, KCP&L and their affiliates in the ordinary course of business for which they have received and may in the future receive customary compensation.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.2, and is incorporated by reference herein.

Item 8.01	Other Information
In January 2015, KCP&L filed an application with The State Corporation Commission of the State of Kansas ("KCC") to request an increase to its retail revenues of $67.3 million, with a return on equity of 10.3% and a rate-making equity of 50.48%.  The request included costs to install environmental upgrades at the La Cygne Station, upgrades at Wolf Creek and other infrastructure and system improvements made to be able to provide reliable electric service.

On September 10, 2015, the KCC issued its order ("KCC Order") which authorized an increase in annual retail revenues of approximately $48.7 million, reflecting an authorized return on equity of 9.3%, an equity ratio of approximately 50.48% and a Kansas jurisdictional rate base of approximately $2.1 billion and a transmission delivery charge rate base of approximately $69 million.

The rates established by the KCC Order will take effect on October 1, 2015.  Parties to the case may file petitions for reconsideration with the KCC by September 25, 2015 and may also file court appeals.  However, the rates authorized by the KCC Order will be effective unless and until modified by the KCC or stayed by a court.

Forward-looking statements

Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations.  In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information.  These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates  KCP&L and GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy's and KCP&L's quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission.  Each forward-looking statement speaks only as of the date of the particular statement.  Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Amendment dated as of September 9, 2015, to the Receivables Sales Agreement dated as of July 1, 2005, among Kansas City Power & Light Receivables Company, as the Seller, Kansas City Power & Light Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.

10.2
Second Amendment dated as of September 9, 2015, to the Receivables Sales Agreement dated as of May 31, 2012, among GMO Receivables Company, as the Seller, KCP&L Greater Missouri Operations Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Lori A. Wright
Lori A. Wright
Vice President – Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Lori A. Wright
Lori A. Wright
Vice President – Investor Relations and Treasurer

Date: September 11, 2015

Exhibit Index

Exhibit No.	Description

10.1
Amendment dated as of September 9, 2015, to the Receivables Sales Agreement dated as of July 1, 2005, among Kansas City Power & Light Receivables Company, as the Seller, Kansas City Power & Light Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.

10.2
Second Amendment dated as of September 9, 2015, to the Receivables Sales Agreement dated as of May 31, 2012, among GMO Receivables Company, as the Seller, KCP&L Greater Missouri Operations Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.